SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: August 7, 2000


                              FIRSTBANK CORPORATION
                          (Exact name of registrant as
                            specified in its charter)


    Michigan                        0-14209                     38-2633910
 (State or other                  (Commission                  (IRS Employer
 jurisdiction of                  File Number)               Identification no.)
  incorporation)

        311 Woodworth Avenue
           Alma, Michigan                                         48801
(Address of principal executive office)                         (Zip Code)

                         Registrant's telephone number,
                       including area code: (517) 463-3131

Item 5.   Other Events.

     On August 7, 2000, Firstbank Corporation issued the press release attached as Exhibit 99.1 to this Form 8-K. The press release is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information, and Exhibits.

     (c) Exhibits:

         99.1    Press Release dated August 7, 2000

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 5, 2000                  FIRSTBANK CORPORATION
                                           (Registrant)


                                           By: /s/ Thomas R. Sullivan
                                           Thomas R. Sullivan
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit Number    Document

      99.1        Press Release Dated August 7, 2000

                                  EXHIBIT 99.1



                                                           NEWS RELEASE
FOR IMMEDIATE RELEASE                                      Contact: Tom Sullivan
Date Submitted: August 7, 2000                             President and CEO
                                                           (517) 463-7311
OTCBB: FBMI


     Firstbank Corporation Announces Resignation of Chief Financial Officer

Firstbank Corporation announced today that Mary D. Deci, has resigned as Vice President and Chief Financial Officer to accept the position of Senior Vice President at Traverse City State Bank.

"Mary Deci has made a significant contribution toward the success of Firstbank Corporation during her twelve-year tenure for which we are very appreciative. This opportunity in Traverse City will allow Mary to relocate close to her home in the Traverse City area. While we will miss Mary, we wish her well in her new endeavor." stated Thomas R. Sullivan, President and CEO. Sullivan added, "The search for a new Chief Financial Officer will begin immediately. During this transition, I will act as the primary investor relations contact and will be happy to answer any analyst and shareholder inquiries."

Firstbank Corporation, headquartered in Alma, Michigan is currently a five bank financial services company with 34 offices located in central and northeast Michigan. Bank subsidiaries include: Bank of Alma, Firstbank-Mt. Pleasant, 1st. Bank-West Branch, Bank of Lakeview and Firstbank-St. Johns. Other corporate affiliates include 1st. Armored Inc. and 1st. Collections. Investment services are available through affiliations with Raymond James Financial Services, Inc. and SII Investments.